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Exhibit 10.11(a)

Amendment No. 2
to the
Development, License and Hosting Agreement

        This Amendment No. 2 ("Amendment") is effective as of this 23rd day of January, 2004 ("Amendment Effective Date") by and between American Airlines, Inc., a Delaware corporation with its principle offices in Fort Worth, Texas ("AA") and Orbitz, LLC, a Delaware limited liability company with offices in Chicago, Illinois ("Orbitz"). This Amendment amends that certain Development, License and Hosting Agreement entered into by and between Orbitz and AA, on September 9, 2001 (the "Agreement").

        WHEREAS, Orbitz and AA intend to revise or amend certain portions of the Agreement in accordance with the terms of Section 19.2 therein;

        NOW, THEREFORE, the parties agree as follows:

        1. Precedence. To the extent a term or expression used in this Amendment is defined in the Agreement, the term or expression will have the meaning ascribed to it in the Agreement, unless agreed otherwise in this Amendment. To the extent any terms or conditions of this Amendment conflict with the terms of the Agreement, the terms of this Amendment will prevail. Except as otherwise set forth in this Amendment, the terms and conditions of the Agreement will remain in full force and effect.

        2. Replace the last two sentences at the end of amended Section 1.22, "Labor Rate":

    Effective October 1, 2003 and except for Initial Development Services, Orbitz's Labor Rate shall be $[***]/hour. Orbitz may increase this $[***]/hour rate during the Term no more frequently than once every 12-month period; provided, however, that in no event will any such increase exceed the annual change in the monthly index published by the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for all Urban Consumers (CPI-U) Dallas-Fort Worth, Texas.

        3. Add the following new subsections to section 1, "Definitions":

    1.42 "ITA Set-up Fee" means the one-time fee to be paid by AA to Orbitz for the resources and hardware required to prepare for hosting the ITA Software, including but not limited to all activities associated with setting up the development, quality assurance and production environments, and the associated configuration connectivity tasks.

    1.43 "ITA Dev/QA Fee" means the monthly fee to be paid by AA upon the ITA Hosting Date, during construction and functional testing, and prior to commencement of the "ITA Load Testing Fee".

    1.44 "ITA Load Testing Fee" means the monthly fee to be paid by AA upon completion of functional testing and commencement of load testing activities, prior to commencement of the ITA Hosting Fee.

    1.45 "ITA Hosting Fee" means the fee to be paid by AA to Orbitz for hosting the ITA Software in all environments.

    1.46 "ITA Hosting Date" means the date of initial installation of the ITA Software on the development environment and services on the Orbitz system.

    1.47 "ITA Software" means the computer programs provided to AA by ITA and hosted by Orbitz.

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    1.48 "Hardware Transfer Fee" means the fee to be paid for title to the hardware used by Orbitz in connection with the ITA Software in the event that (a) AA elects to terminate pursuant to subsections 16.2 or (b) the Agreement is terminated pursuant to Section 16.3 and AA notifies Orbitz of its desire to purchase or lease the computer hardware used by Orbitz to provide to AA the hosting services for the ITA Software. Depending on whether Orbitz purchases or leases the computer hardware to provide the hosting services for the ITA Software, the Hardware Transfer Fee shall be either: (i) the fair market value of such hardware, or (ii) all fees charged by the lessor in connection with the transfer or termination of the hardware lease and may include the following:

    a)
    the monthly lease amounts, if AA elects to assume lease obligations prospectively;

    b)
    the cancellation fee specified in Orbitz's lease agreement, if AA requests that Orbitz cancel such hardware lease; or

    c)
    the early buyout amount specified in the Orbitz lease agreement, if AA elects to exercise such an early buyout option. Upon payment of said buyout amount, AA will receive title to said hardware from lessor.

    In addition to the foregoing, the Hardware Transfer Fee shall also include the reasonable and actual, out-of-pocket expenses incurred by Orbitz to accomplish the transfer of the hardware, including but not limited to: labor for unplugging and unracking, packing and packing material costs, shipping and shipping insurance costs, and the unused portion of any associated third-party hardware or software license and maintenance agreements provided, however, that such third-party license agreements and maintenance services shall be transferred to AA, to the extent permissible under their respective contracts, and, if applicable, consented to by such third party licensor and/or service provider.

        4. Add the following sentence at the end of subsection 5.2 "Service Levels":

    AA agrees to provide reasonable notice of its intention to allow AA products other than AA.com (such as AACORN) to access the ITA Software and, subject to the provisions of subsection B(v) within Exhibit D1, Orbitz agrees to cooperate with AA in establishing more stringent SLA performance levels, if required by such other AA products.

        5. Add the following sentence at the end of subsection 5.5 "Out-of-Scope Services":

    Notwithstanding the foregoing, AA will not incur additional fees or charges (other than the labor charges associated with the feature integration to the AA code base) for Orbitz's implementation of any enhancements or modifications to the ITA Software to the extent such enhancements or modifications are already being utilized or have previously been implemented by Orbitz, provided that Orbitz may utilize such enhancements or modifications or previous implementations by Orbitz in the ITA Software under its license agreement with ITA.

        6. Add the following as new subsection 5.7 to Section 5, "Hosting and Support":

    5.7 Hosting of ITA Software

      a) Cooperation. Orbitz's performance hereunder is contingent upon the timely and complete cooperation of AA, ITA and such other vendors under contract with AA as may be required ("Cooperation"), including, without limitation, the supply to Orbitz of adequate resources, access to necessary personnel, and the provision of reliable, accurate and complete information, timely decisions and management approvals. AA shall provide such Cooperation or cause such Cooperation to be provided to Orbitz. Without limiting the foregoing, such Cooperation shall include AA entering into, successfully performing its obligations thereunder, and maintaining such agreements with ITA and other third parties as are necessary for Orbitz to perform its hosting, implementation, operation and other obligations hereunder. To the extent any delays or failures in Orbitz's performance occur as a result of the lack of Cooperation, Orbitz shall not incur any liability, expense, cost or penalty to AA, ITA, or any other third party as a result of such lack of Cooperation.

      b) Installation and Integration. In coordination with ITA and AA, Orbitz shall install and implement the ITA Software on its servers or servers under its control. Upon implementation, Orbitz will provide AA with supporting documentation and evidence of the satisfactory implementation and operation of the ITA Software. AA shall have been deemed to have accepted such implementation and operation in the event that AA does not provide Orbitz written notification, reasonably detailed, outlining where such implementation and operation fails in any material respect to meet the specifications and/or other acceptance criteria mutually agreed upon by the parties, within sixty (60) days after AA receives written notification by Orbitz of such implementation and operation of the ITA Software. Notwithstanding any rejection by AA, operational use of the ITA hosting services, or any portion thereof, by AA shall be deemed to constitute acceptance thereof.

      c) Interface to ITA. Any connectivity interface that is required of Orbitz under any Specifications or is related to the implementation of the ITA Software, will be included as part of the ITA Set-up Fee and Orbitz will be solely responsible for the maintenance, support and operation of such development. AA will provide Orbitz with any and all information and assistance reasonably requested by Orbitz to develop and maintain a connectivity interface with ITA. Orbitz will responsible for coordinating with ITA so that the hardware, data, configuration files, kernel and other aspects of the production servers are similar to those in the production test servers at ITA. Orbitz shall use commercially reasonable efforts to assist in the certification of all ITA configuration changes; provided, however that ITA and AA shall be responsible for obtaining, in a timely fashion, certification of all ITA configuration changes. Orbitz agrees that it will use commercially reasonable efforts to cooperate with ITA for all purposes in connection with this Agreement.

      d) Notwithstanding anything to the contrary elsewhere in this Agreement, Orbitz will not be responsible for any liability, fees, credits, costs or expenses, arising out of or in connection with the ITA Software or the services provided by Orbitz hereunder to the extent such liability, delay or failure is (a) caused by or related to a non-conformity, failure or functionality in the ITA Software or in any data, information or other technology, services or products provided by or through ITA (excluding the connectivity interface between Orbitz and ITA, for which Orbitz is responsible), or (b) any failure or breach of AA's obligations to ITA or ITA's obligations to AA pursuant to any license or other agreement by and between AA and ITA with regards to the ITA Software or any related Service Level Agreement. Without limiting the foregoing, Orbitz shall not be responsible for any liability or fees assessed by ITA to the extent incurred due to problems that result in a new version, bug fix, update or revision of or to the ITA Software by ITA. For the avoidance of doubt, configuration changes shall not be considered a new version, bug fix, update or revision of or to the ITA Software.

        7. Replace subsection 6.2 "Fixed Hosting and Support Fees" with the following:

    6.2 Fixed Hosting and Support Fees. Following the ITA Hosting Date, Orbitz will perform the Hosting and Support Services for (a) an annual Fixed Hosting and Support Fee, as set forth in

    Exhibit D; (b) the one-time ITA Set-up Fee, as set forth in Exhibit D; (c) the monthly ITA Dev/QA Fee as set forth in Exhibit D; (d) the monthly ITA Load Testing Fee, as set forth in Exhibit D; and (e) the ITA Hosting Fee, as set forth in Exhibit D.

        8. Add the following as the fourth sentence in subsection 6.5 "Payment Terms":

    The ITA Hosting Fee will be invoiced monthly in arrears.

        9. Replace Subsection 6.6(a) with the following:

      (a) The License and Development Fees, Fixed Hosting and Support Fees, ITA Hosting Fee, and Reimbursable Expenses are exclusive of all sales, services or other taxes that Orbitz may be legally obligated to charge AA for performing the Services, and AA will promptly pay, or reimburse Orbitz for the payment of, any and all such taxes that may be due or payable. Orbitz will honor any tax-exempt certificates provided by AA.

        10. Add the following subsection (c) to section 9.1 "Ownership":

      (c) AA and Orbitz acknowledge that ITA will own and retain all rights, title and interest to any ITA Software hosted by Orbitz, including any improvements thereto. Orbitz shall have the right to interface the ITA Software hosted by Orbitz and to use it in conjunction with other software, programs, routines and subroutines developed or acquired by Orbitz. ITA and AA shall have no ownership interest in any other software, program, routine or subroutine developed by Orbitz or acquired by Orbitz from a third party by virtue of its having been interfaced with or used in conjunction with the ITA Software.

        11. Replace the first sentence of subsection 9.2(e) with the following:

      At anytime after (i) April 1, 2005 or (ii) the date of termination of this Agreement, whichever is earlier, AA will have the option to purchase from Orbitz, and Orbitz agrees to grant to AA, a perpetual, non-exclusive license to the compiled and object code for the Orbitz Software (including the related Documentation) for a one-time fee to be negotiated by the parties.

    The remainder of Section 9.2(e) shall remain in full force and effect.

        12. Add the following sentence to the end of subsection 9.3 "License to Orbitz":

    Also, commencing upon notification from AA that it has signed an agreement with ITA and effective during the Extended Initial Term and any applicable Renewal Term, AA grants to Orbitz a non-exclusive, non-transferable, royalty-free right to host the ITA Software; provided, however, that agents of Orbitz who are under contract with Orbitz to provide application development services, data processing or other transactional services on behalf of Orbitz and for the benefit of AA, are authorized to access and use the ITA Software in accordance with the terms and conditions set forth herein.

        13. Replace subsection 16.1 "Term" with the following:

    This Agreement shall be in effect as of the Effective Date and will have an initial term of three years following the Launch Date (the "Initial Term"). Thereafter, the Initial Term will be extended for an additional two years (the "Extended Initial Term"). After the Extended Initial Term, AA may renew this Agreement for up to two (2) successive one-year renewal terms (each, a "Renewal Term"), unless AA notifies Orbitz of its intention not to renew this Agreement at least 60 days prior to the expiration of the then-current term. The Initial Term, the Extended Initial Term, and any Renewal Terms are collectively refined to herein as the "Term".

        14. Replace the first sentence of subsection 16.2 "Termination for Convenience" with the following:

    AA may terminate this Agreement or any portion thereof or any Statement of Services hereunder at any time upon 60 days notice to Orbitz.

        15. Replace the last sentence of subsection 16.2 "Termination for Convenience" with the following:

    If AA terminates pursuant to this subsection during the Extended Initial Term or during any Renewal Term, AA will only be liable to pay Orbitz for services performed and materials delivered as of the effective termination date. Notwithstanding the foregoing, in the event AA terminates Orbitz's hosting services for the ITA Software, AA will pay to Orbitz the Hardware Transfer Fee and, if such termination for convenience occurs before 25 months following the ITA Hosting Date, AA will also pay to Orbitz liquidated damages in the amount of $[***] plus a severance fee equal to [***] for each employee that had been hired to support Orbitz's obligations to host the ITA Software under this Agreement and whom Orbitz is unable to re-deploy, provided that Orbitz transfers (at the time of such payment) all title to such hardware or use commercially reasonable efforts to allow AA to assume Orbitz's obligation under the applicable lease. In the event Orbitz enters a lease for the hardware used by Orbitz in connection with the ITA Software rather than purchases such hardware, Orbitz will utilize commercially reasonable efforts to have included in any such lease the following terms which will allow AA certain rights in the event of any termination of this agreement: (a) AA may assume the terms of the lease from Orbitz and continue to make payments under the lease with the imposition of no additional fees (including transfer or assignment fees); (b) AA may cancel said lease on its own or through Orbitz and pay to lessor the cancellation fee (if any) included in the lease; and (c) AA may elect to exercise an accelerated buyout option for the leased hardware according to the terms of the lease, and upon payment of said buyout fee, AA will receive title to said hardware from lessor. The terms of this section 16.2 shall constitute Orbitz's sole and exclusive remedy for AA's termination for convenience.

        16. Add the following subsection (c) to subsection 16.3 "Termination for Cause":

    In the event that AA terminates this Agreement pursuant to subsection 16.3(a) or 16.3(b), upon payment of the Hardware Transfer Fee, Orbitz will transfer all title to such hardware or use commercially reasonable effort to allow AA to assume Orbitz's obligations under the applicable lease.

        17. Add the following sentence at the end of subsection (e) to subsection 16.4 "Effect of Termination":

    Notwithstanding the foregoing, no license rights granted to Orbitz under Section 9.1 with regard to the ITA Software supplied by AA to Orbitz will survive the expiration or termination of this Agreement.

        18. Replace subsection 19.1 "Notices" with the following:

    19.1 Notices. Any notice, approval or other communication required or permitted under this Agreement will be given in writing. Such communication will be sent to the address specified below or to any other address that may be designated by prior notice.

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          If to AA:

      American Airlines, Inc.
      4333 Amon Carter Blvd., MD 5358
      Fort Worth, TX 76155
      Attn.: Manager, IT Vendor Sourcing
      Telephone: (817) 963-5045
      Facsimile: (817) 931-9270

          If to Orbitz:

      Orbitz, LLC
      200 South Wacker Drive
      Suite 1900
      Chicago, IL 60606
      Attn.: VP, Business Systems
      Telephone: (312) 894-5000
      Facsimile: (312) 894-5001

        19. Replace Exhibit D in its entirety with Exhibit D1 attached hereto.

        20. Replace Exhibit E in its entirety with the following:

    Rick Weber, VP Business Systems will be the Relationship Manager for Orbitz.

    Daniel Henry, Managing Director of Application Development, will be the Relationship Manager for AA.

        21. Replace Exhibit F in its entirety with Exhibit F1 attached hereto.

        22. This Second Amendment is subject to approval by the Orbitz Board of Directors.

        IN WITNESS WHEREOF, the parties hereby cause this Agreement to be executed by their duly authorized representatives identified below.

American Airlines, Inc. ("AA")		Orbitz, LLC ("Orbitz")
By:		By:
Signature:	/s/ MONTE FORD	Signature:	/s/ RICK WEBER
Printed Name:	Monte Ford	Printed Name:	Rick Weber
Title:	Sr. Vice President and CIO	Title:	VP Business Services
Date:	2/6/04	Date:	2/6/04

Exhibit D1
Hosting and Support Fees

A.    Fixed Hosting and Support Fee for the Orbitz Software

        Prior to January 1, 2004, the pricing for the Fixed Hosting and Support Fee shall be that set forth in Exhibit D. Commencing upon January 1, 2004, AA will pay Orbitz a Fixed Hosting and Support Fee in the amount of $[***] per year for the remainder of the Initial Term and the Extended Initial Term pursuant to the terms of this Agreement. After March 31, 2005, the Fixed Hosting and Support Fee may be increased on an annual basis by Orbitz provided that such increase shall not exceed [***].

        The Fixed Hosting and Support Fee for each of the annual periods will be an all-inclusive fee for Orbitz to provide the Orbitz Software and the Hosting and Support Services. AA will not be charged any transaction fees, annual maintenance and support fees, or fees for Third Party Components, in addition to the Fixed Hosting and Support Fees during the Term unless otherwise agreed by the parties. The Fixed Hosting and Support Fee will not include ITA, car, hotel or other functionality for which Orbitz typically charges a separate fee or the development of AA-Specific Functionality or AA-Competitive Functionality (which are separately chargeable as described herein) and will only cover Orbitz Software functionality for air bookings.

        In the event that projected server loads are greater than [***]% of capacity, Orbitz will promptly communicate to AA the need for increased capacity. Orbitz will demonstrate such condition to AA before acquiring the additional servers necessary to keep sustained hardware loads at or below [***]% of capacity. Upon approval from AA, such approval not to be unreasonably withheld, Orbitz will acquire such additional servers and invoice AA in the amount of $[***] per month for each [***] booking engine servers [***], additional hosting space and additional telecommunications capacity. During the time period (a) that AA withholds such approval, or (b) after AA grants such approval through the date that Orbitz successfully installs the additional servers into the Orbitz systems (not to exceed 45 days absent circumstances outside Orbitz's control), Orbitz shall not be liable for any fees, liabilities, credits, costs, expenses or other charges associated with sustained hardware loads at or above [***]% of capacity.

        To clarify, the Fixed Hosting and Support Fee includes, but is not limited to, the following:

  •
  Hosting of the Orbitz Software in Orbitz primary facilities

  •
  Any required hardware to support hosting and booking engine services. By April 1, 2005, Orbitz will perform an analysis to upgrade such hardware to a technological level generally comparable to that of other providers of similar services or general industry standards. Orbitz will provide AA with the results of such analysis, including Orbitz's hardware upgrade recommendations and the related implementation timeline. Upon approval from AA, Orbitz will perform such hardware upgrade at no additional charge to AA.

  •
  Any third party licenses and sublicenses required to meet the Launch Date requirements identified as of the effective date of the definitive agreement.

  •
  7x24 technical support

  •
  Development costs to build Direct Connect link to AA Host

  •
  Periodic enhancements and upgrades over the Term

  •
  Server load "peak factors" targeted at 8-to-1 vs. normal volumes

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  •
  Routine business and administrative expenses incurred by Orbitz, such as a telephone, postage, photocopying, etc.

        The Fixed Hosting and Support Fee does not include the following:

  •
  Development of AA-Specific Functionality or AA-Competitive Functionality

  •
  Profile Databases

  •
  Presentation and web design

  •
  ITA pricing services or shared use of other Orbitz partnerships, unless otherwise specified herein

  •
  Non-air functionality

  •
  Customer service

  •
  Fulfillment

B.    Fees for ITA Software Hosting Services

        In addition to the Fixed Hosting and Support Fee, Orbitz shall invoice AA for the following fees relating to the hosting of the ITA Software:

  (i)
  the one-time ITA Set-Up Fee in the amount of $[***], upon the execution of this Amendment.

  (ii)
  the ITA Dev/QA Fee in the amount of $[***] per month at the end of each month, commencing upon the ITA Hosting Date

  (iii)
  the ITA Load Testing Fee in the amount of $[***] per month at the end of each month, commencing upon the completion of functionality testing and the commencement of load testing activities, for the first two months following commencement of the ITA Load Testing Fee, and $[***] per month thereafter until commencement of the ITA Hosting Fee.

  (iv)
  The ITA Hosting Fee in the amount of $[***] per month in arrears, commencing upon the date the ITA Software is hosted in all environments and accessible by AA customers.

        In the event that the ITA Dev/QA Fee or the ITA Load Testing Fee occurs in the middle of a month, there will be a pro-rata adjustment in the calculation of the fee due Orbitz for such month by dividing the ITA Dev/QA Fee or the applicable ITA Load Testing Fee, as the case may be, by the number of days in that month, to arrive at a daily rate to be applied to the number of days associated with such fee.

        Similarly, in the event that the ITA Hosting Fee occurs in the middle of a month, there will be a pro-rata adjustment in the calculation of the fee due Orbitz for such month by dividing the ITA Hosting Fee by the number of days in that month, to arrive at a daily rate to be applied to the number of days associated with such fee.

        To clarify, the ITA Hosting Fee includes, but is not limited to, the following:

  •
  Hosting of the ITA Software in Orbitz primary facilities, including adequate operations personnel who are familiar with the operation of the ITA Software and who are dedicated to the AA implementation of the ITA Software

  •
  Any required hardware to support the hosting of the ITA Software, such hardware to be contained in a separate server farm from that comprising the implementation of the ITA Software for Orbitz.com, based on an AA provided estimate of [***] servers for the production, staging, development and QA for all environments, and other such assumptions as provided by AA. By March 31, 2007 and every three (3) years after March 31, 2007, Orbitz will

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    perform an analysis to upgrade such hardware to a technological level generally comparable to that of other providers of similar services or general industry standards. Orbitz will provide AA with the results of such analysis, including Orbitz's hardware upgrade recommendations and the related implementation timeline. Upon approval from AA, Orbitz will perform such hardware upgrade at no additional charge to AA.

  •
  7x24 technical support. As between AA and Orbitz, Orbitz will work jointly with AA and ITA in analyzing and diagnosing problems that may arise with hosting the ITA Software to determine whether a problem is a data problem (and therefore the responsibility of ITA or AA to resolve) or an operations/hosting problem (and therefore the responsibility of Orbitz to resolve, an "Orbitz Problem"). AA shall be responsible for any fees assessed by ITA to the extent incurred due to problems that are not an Orbitz Problem. Orbitz Problems shall exclude any problems that result in a new version, bug fix, update or revision of or to the ITA Software. Orbitz shall be responsible for any fees that may be assessed by ITA for ITA assistance provided to Orbitz regarding an Orbitz Problem. Orbitz agrees that it will not delay in engaging ITA, once it becomes apparent that ITA assistance is required to expeditiously resolve an Orbitz Problem.

  •
  Coordination with ITA of all data loads, upgrades, hardware or configuration changes, kernel changes or other matters relating to the production servers that may affect the operation of the ITA Software on behalf of AA

  •
  Sustained server loads to be less than [***]% of capacity and related capacity planning and analysis services to proactively identify load requirements.

  •
  Routine business and administrative expenses incurred by Orbitz, such as a telephone, postage, photocopying, etc.

        The ITA Hosting Fee does not include the following:

  •
  Development of AA-Specific Functionality or AA-Competitive Functionality

  •
  Profile Databases

  •
  Presentation and web design

  •
  Non-air functionality

  •
  Customer service

  •
  Fulfillment

        The ITA Dev/QA Fee and the ITA Load Testing Fee also include all of the above services, except that technical support will be provided during normal business hours, rather than on a 7 × 24 basis.

        (v) In the event that projected server loads are greater than [***]% of capacity, Orbitz will promptly communicate to AA the need for increased capacity. Orbitz will demonstrate such condition to AA before acquiring the additional servers necessary to keep sustained hardware loads at or below [***]% of capacity. Upon approval from AA, such approval not to be unreasonably withheld, Orbitz will acquire such additional servers and invoice AA in the amount of $[***] per month for each additional cluster of [***] servers. During the time period (a) that AA withholds such approval, or (b) after AA grants such approval through the date that Orbitz successfully installs the additional servers into the Orbitz systems (not to exceed 45 days absent circumstances outside Orbitz's control), Orbitz shall not be liable for any fees, liabilities, credits, costs, expenses or other charges associated with sustained hardware loads at or above [***]% of capacity.

        (vi) The ITA Hosting Fee for may be increased by Orbitz on an annual basis provided that such increase shall not exceed [***]

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Exhibit F1
Service Level Agreement

A. HOSTING SERVICES

1.     General Definitions.

        "Expected Transaction Volume" means, for each month during the Term, the number of Transactions as calculated in accordance with Section A(2) of this Exhibit.

        "Guaranteed Transaction Volume" means [***]% of the Expected Transaction Volume.

        "Maximum Transaction Volume" is defined in Exhibit D.

        "Material Service Level Failure" means any of the following: (a) the Monthly System Availability Commitment (defined below) is not achieved for any [***] calendar months in any period of [***] consecutive calendar months during the Service Level Period, or (b) the Monthly System Availability Commitment is missed by [***]% or more for any calendar month during the Service Level Period and has been missed by [***]% or more for two or more previous calendar months during the Service Level Period.

        "Monthly System Availability Commitment" means, for each calendar month, the number of minutes (expressed as a percentage) during such month that the Orbitz Software is to be operating to specifications, excluding Excluded Hours Unavailable (as defined in Section A(4)(d) of this Exhibit). The Monthly System Availability Commitment will be determined in accordance with Section A(4)(b) of this Exhibit.

        "Query" means a query to the ITA Software for a rules text display or a query in which the input consists of origin, destination and date and the output consists of one or more itineraries which include fares, schedules and/or availability.

        "Service Level Period" will mean (i) with respect to the first contract year, the ten-month period commencing on 60th day after the Launch Date, and (ii) with respect to each contract year thereafter, each subsequent twelve-month period that Orbitz is obligated to provide the Hosting Services.

        "ITA Service Level Period" will mean (i) with respect to the first ITA contract year, the eleven-month period commencing on the 30th day that the ITA Hosting Fee applies, and (ii) with respect to each contract year thereafter, each subsequent twelve-month period that Orbitz is obligated to provide the hosting services for the ITA Software.

        "System Response Time" will mean the total elapsed time added to a Transaction from initiating a Booking Engine service call/request to the receipt of the corresponding response attributed to the Orbitz Software.

        "ITA Query Response Time" will mean the total elapsed time added to a query from initiating a Query service call/request to the receipt of the corresponding response attributed to ITA Software.

2.     Expected Transaction Volume

        (a) Sixty (60) days in advance of the Launch Date, AA will provide Orbitz with a forecast of the Expected Transaction Volumes by month for the upcoming Service Level Period. The first month's projected volume should be no more than 1/12th of the Maximum Transaction Volume.

        (b) If the actual Transaction volume exceeds the Guaranteed Transaction Volume for any particular calendar month and the Monthly System Availability is adjusted pursuant to Section A(3)(g) of this Exhibit, the parties may mutually agree to prospectively adjust the forecast of Expected Transaction Volumes for the upcoming months, based on historical data and anticipated events. Unless otherwise

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Exhibit F-i

agreed by the parties, in no event will the total Expected Transaction Volumes for a given Service Level Period exceed the applicable Maximum Transaction Volume.

  (c)
  Notwithstanding the foregoing, at least every six months, the parties will review the Expected Transaction Volume trend and, if indicated, may mutually agree to prospectively adjust the forecast of Expected Transaction Volumes for the upcoming months, based on historical data and anticipated events. Unless otherwise agreed by the parties, in no event will the total Expected Transaction Volumes for a given Service Level Period exceed the applicable Maximum Transaction Volume.

  (d)
  The concept of Expected Transaction Volume applies only to the Orbitz booking engine software.

3.     Maximum Transactions Per Hour

        (a) Maximum Transactions Per Hour (MTH) refers to the targeted upper limit of Transactions per hour based on targeted hardware capacity. For the purposes of this Agreement, MTH is defined as:

        [***]

Where	ETV = Expected Transaction Volume
MHP = Monthly High Volume Percentage
MHV = Monthly High Volume Period
DHP = Daily High Volume Percentage
DHV = Daily High Volume Period
HWL = Targeted Hardware Load (as defined in Section A(6) of this Exhibit)
(b)	For the Launch Date, the following variables will be used:
Monthly High Volume Percentage (MHP) will be equal to [***]%
Monthly High Volume Period (MHV) will be equal to [***] days
Daily High Volume Percentage (DHP) will be equal to [***]%
Daily High Volume Period (DHV) will be equal to [***] hours
Targeted Hardware Load (HWL) will be equal to [***]% (as defined in Section A(6) of this Exhibit)

        (c) During the first month of the first Service Level Period and every six months thereafter, the parties will review all defined variables in the MTH calculation, based on the historical data for the [***] busiest days during any 30-day period since the last review of the MTH calculation. If a change in the MHP or DHP variables is favorable to AA (i.e., will result in an increase in net MTH Transactions), the parties will prospectively change such variable(s) for the upcoming months, by the full value of such change. If a change in the MHP or DHP variables is favorable to Orbitz (i.e., will result in a decrease in net MTH Transactions), the parties will prospectively change such variable(s) for the upcoming months, by [***] percent ([***]%) of the value of the net change. For example, when the historical data is applied, if the DHP value is actually [***]%, and the former DHP value was [***]%, then the DHP value will be changed by [***]% of the [***]% change, resulting in a revised DHP value of [***]%. Should both parties be able demonstrate an application of the historical data that results in conflicting results, the MTH calculation will not change for the upcoming period.

        (d) The concept of MTH applies only to the Orbitz Software and not to the ITA Software.

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Exhibit F-ii

4.     System Availability

        (a) Monthly System Availability shall be defined using the following formula.

[***]

Where	AP = Availability Percentage
HM = Total hours in a given month
EHU = Excluded Hours Unavailable (or the fraction thereof)
HU = Total Hours Unavailable (or the fraction thereof)
  (b)
  Monthly System Availability Commitment. Monthly System Availability Commitment is defined in the table below for each contract year:

Contract Year	Monthly System Availability Commitment (Orbitz Software)	Monthly System Availability Commitment (ITA Software)
1	[***]%	[***]
2	[***]%	[***]
3	[***]%	[***]%
4	[***]%	[***]%
5	[***]%	[***]%

        (c) Hours Unavailable. Hours Unavailable shall be calculated from earlier of: (i) the time a Trouble Ticket is opened that either the Orbitz Software or ITA Software is unavailable or (ii) the time Orbitz is notified that either the Orbitz Software or ITA Software is not operating to specifications, and ends when the Orbitz Software or ITA Software, as the case may be, is restored to the extent that the system is operating substantially in conformance to specifications.

        (d) Excluded Hours Unavailable. Hours unavailable shall not include hours or portion thereof in which the Orbitz Software or ITA Software is unavailable due to (i) Scheduled Downtime, (ii) hours where actual Transactions exceeded the Maximum Transaction Per Hour (MTH) threshold (iii) failure of software, hardware, middleware or systems which are necessary for the delivery of the Orbitz Software or hosting of the ITA Software but which are not provided and controlled by Orbitz, including, but not limited to, 3rd party networks; SABRE hardware, middleware, operating system kernels, software, or systems; availability of the World Wide Web; software owned or licensed by AA connected to Orbitz Software (excluding AA-Competitive Functionality); or Orbitz Software modified by AA. Additionally, hours unavailable shall not include the following (i) hours unavailable or portion thereof due to functionality or defects that reside within the ITA Software, (ii) hours unavailable or portion thereof due to response times that are internal processing times within the ITA Software, (iii) hours unavailable or portion thereof due to reaching 100% capacity of search results or text rule display results from the ITA Software, provided that Orbitz has met its obligations as set forth in Exhibit D1, B(v), (iv) hours unavailable or portion thereof due to ITA's failure to provide realtime availability data,. Notwithstanding the foregoing, Orbitz will be responsible for maintaining: (i) the Orbitz interface between Orbitz Software and AA, (ii) the Orbitz interface leading to SABRE, (iii) communications between the Orbitz interface and the SABRE interface, and (iv) communications between the Orbitz data centers and ITA data centers.

        (e) Scheduled Downtime. Inaccessibility of the Orbitz Software and/or the ITA Software as part of the Website for normal maintenance or upgrades of the Orbitz or its Subcontractor's network, equipment and systems ("Scheduled Downtime") will occur during Orbitz's or its Subcontractor's regularly scheduled maintenance window, which Orbitz or its Subcontractor may, in its or their reasonable discretion, adjust to best serve the needs of its network and customer base. The parties will coordinate maintenance schedules and Orbitz agrees to schedule Scheduled Downtime to coincide with

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Exhibit F-iii

AA's scheduled maintenance, unless commercially impractical in which case Orbitz will use commercially reasonable efforts to ensure that Scheduled Downtime shall not inconvenience AA or its customers. Total Scheduled Downtime will not exceed [***] hours in total during a calendar month for the Orbitz Booking Engine. Total Scheduled Downtime will not exceed [***] hours in total during a quarter for the ITA Software. Scheduled Downtime that violates the foregoing requirements will violate the Monthly System Availability Commitment.

        (f) AA will use commercially reasonable efforts to provide Orbitz with at least 24 hours advance notification of any AA-initiated promotional events that are expected to create a significant increase in the number of booking Transactions or create a significant increase in the number of Queries on the system.

        (g) This subsection 4(g) shall apply to the Orbitz Software only. If the actual Transaction volume less Transactions incurred during hours excluded from the System Availability percentage due to the Maximum Transactions per Hour (MTH) threshold exceeding the Guaranteed Transaction Volume ("Adjusted Actual Transaction Volume") exceeds the Guaranteed Transaction Volume for any particular calendar month in the Service Level Period for years two and three, the Monthly System Availability Commitment will be reduced by [***] percent ([***]%) for each [***] percent ([***]%) increment (or portions thereof) that the Adjusted Actual Transaction Volume exceeds the Guaranteed Transaction Volume.

        For example, if the Expected Transaction Volume for a given month in the second year is [***] Transactions, the Guaranteed Transaction Volume will be [***] Transactions. If the actual number of Transactions turns out to be [***], and if there were [***] hours where the actual transactions were greater than the MTH, and the total number of transactions processed during such [***] hours equaled [***] transactions, then the Adjusted Actual Transactions would be [***]. The Monthly System Availability Commitment will be calculated (in the second year) as [***]% (i.e., [***] divided by [***] = [***]%. This results in [***] percent [***] (or portions thereof) which, in turn, reduces the year two base of [***]% by [***] percent ([***]%) amounts, for a total reduction of [***] percent ([***]%) to arrive at a Monthly System Availability Commitment of [***]%.

  (h)
  Service Availability Credits. If Orbitz fails to meet the Monthly System Availability after the Service Level Period commences, Orbitz will credit AA a prorated amount of the Fixed License and Hosting Fee and/or the ITA Hosting Fee, as the case may be, ("Hosting Credit"), calculated as follows: AA will be entitled to receive a credit equal to (i) [***] percent ([***]%) of the applicable monthly Fixed License and Hosting Fee for each [***] percent ([***]%) the Service Level falls below the Monthly System Availability Commitment for the Orbitz Software, and (ii) [***] percent ([***]%) of the applicable monthly ITA Hosting Fee for each [***] percent ([***]%) the Service Level falls below the Monthly System Availability Commitment for the ITA Software. The applicable annual Fixed License and Hosting Fee will be divided by twelve to determine the applicable monthly Fixed License and Hosting Fee. Such Hosting Credits may be deducted from the invoice for the next installment of the annual Fixed License and Hosting Fee or the ITA Hosting Fee or, if there is no subsequent installment due, Orbitz will refund to AA the amount of such Hosting Credits that have not been applied to invoices, subject to the limitation set forth in Section C(2) of this Exhibit F.

  (i)
  Additional ITA Grace Periods. For projects that require substantial modifications to existing ITA infrastructure or substantial changes to load on the ITA system in a live production environment; AA and Orbitz may mutually agree that such projects will have a 30 SLA exempt grace period commencing on the launch of the project.

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Exhibit F-iv

5.     System Response

    (a)
    i.
    Orbitz will be responsible for System Response Time; provided, however, Orbitz will not be responsible for System Response Time in the event that System Response Time is adversely impacted by factors, occurrences or circumstances beyond the control of Orbitz. Such factors, occurrences and circumstances that are deemed to be beyond the control of Orbitz include, but are not limited to, 3rd party networks, SABRE system response and hours, or portions thereof, where actual Transactions exceeded the Maximum Transactions Per Hour (MTH) threshold.

    ii.
    Additionally, Orbitz will not be responsible for adverse impact to the ITA Query Response Time due to the following (1) functionality or defects that reside within the ITA Software, (2) factors due to response times that are internal processing times within the ITA Software, (3) factors due to reaching 100% capacity of search results or text rule display results from the ITA Software, provided that Orbitz has met its obligations as set forth in Exhibit D1, B(v), and (4) changes made to the ITA Query format from the AA system (AA and Orbitz may mutually agree that configuration or parameter changes can require a new baseline for the ITA Query Response Time. Orbitz shall include detailed information as to delays attributed to Orbitz, Sabre and other causes outside the control of Orbitz in the monthly System Availability and Performance Report set forth in Section B(4) of this Exhibit.

        (b) Orbitz will provide System Response Time within acceptable limits for at least [***]% of all booking engine service calls/requests. Specific metric TBD, however, 2 months of response time data should be gathered and the metric shall be set as a result of looking at [***] standard deviations from the mean of this data. For the ITA Query Response Time, AA and Orbitz will mutually agree on a baseline metric that is based on current AA.com web site shopping patterns and the ITA Query Response Time for those shopping patterns.

        (c) The "System Response Time Commitment" shall equal an amount calculated at [***]% higher than [***] standard deviations above the observed mean.

        (d) System Response Time Credit. For each month that Orbitz fails to achieve at least [***]% performance at or below such System Response Time Commitment, AA shall receive a credit of $[***] subject to the limitation set forth in Section C(2) of this Exhibit.

        (e) This subsection 5(e) shall apply to the Orbitz Software only. If the actual Transaction volume exceeds the Guaranteed Transaction Volume for any particular calendar month, the value of the System Response Time Commitment will be increased by [***] percent ([***]%) for each [***] percent ([***]%) increment (or portions thereof) that the actual Transaction volume exceeds the Guaranteed Transaction Volume.

6.     Hardware Capacity

        (a) Unless otherwise agreed by both parties, Orbitz will provide performance monitoring and capacity planning aimed at keeping sustained hardware loads at or below [***]% of capacity for the production systems only.

7.     Escalation for Cases of Hosting Failure

        (a) In the event the Orbitz Software is not accessible or operational for any consecutive [***]-hour period, or for a cumulative total of [***] hours or more in any [***]-hour period, AA may, in its sole discretion, send its employees and/or consultants to the physical facilities at which the Orbitz Software

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Exhibit F-v

is hosted to assist with the problem resolution. Orbitz will cooperate with AA in implementing any technical or business solutions jointly deemed advisable to rectify the outage.

        (b) Orbitz has provided AA with a copy of its disaster recovery plan attached hereto as ("Disaster Recovery Plan") containing arrangements for restoration and continued provision of Hosting Services in the event of a disaster or Force Majeure event, which plan takes effect from the Launch Date. Orbitz agrees to maintain, at a minimum, the provisions included in such Disaster Recovery Plan during the term of the Agreement. In the event that the Orbitz Software or the ITA Software is not accessible or operational for a 12-hour period AA may require Orbitz to enact the Disaster Recovery Plan.

8.     Equivalent Services

        In addition to the specific Service Levels specified above, during the term of this Agreement:

        (a) Orbitz will provide AA with Monthly System Availability Commitment that is equivalent to or better than that provided to any Competitor using the Orbitz Software in a substantially similar manner, to be effective as of the date of the other Competitor's agreement.

        (b) Orbitz will provide AA with System Response Time Commitment that is equivalent to or better than that provided to any Competitor using the Orbitz Software in a substantially similar manner, to be effective as the of date of the other Competitor's agreement.

B. SUPPORT SERVICES

1.     Service Description

        (a) First Level Support. AA shall be responsible for providing all 1st level support to consumers using the Software for purposes of investigating or booking travel and travel related services. AA shall be responsible for determining if any of AA's own software, hardware, backend systems, middleware or systems are responsible for any consumer problems or error reports prior to contacting Orbitz.

        (b) Second Level Support. Orbitz shall be responsible for providing all 2nd level support. This refers to the support provided for facilities management, maintenance and hosting services required to operate the Orbitz Software and the ITA Software.

        (c) Third Level Support. Orbitz shall be responsible for providing all 3rd level support. This refers to the support provided for Software modifications, or functionality issues, as well as issues with ITA Software hosted services

        (d) AA Single Point of Contact (SPOC). AA will provide a SPOC for Orbitz to contact in the case of outage or downtime or status change. The AA SPOC will be available twenty-four hours, seven days per week by phone and/or pager. AA will also provide escalation procedures should the AA SPOC be unavailable.

        (e) ITA Point of Contact (POC). AA will identify the contact information for Orbitz to use in the event of outage, downtime, status change, functionality problems, or response time problems with ITA Software. An ITA POC will be available twenty-four hours, seven days per week by phone and/or pager. AA will also provide escalation procedures should the ITA POC be unavailable. Note to verify that support agreement to this effect is in the amendment.

        (f) Orbitz Single Point of Contact (SPOC). Orbitz will provide a SPOC for AA to contact in the case of outage or downtime. The SPOC will be available twenty-four hours, seven days per week by phone and/or pager. Orbitz will also provide escalation procedures should the Orbitz SPOC be unavailable.

Exhibit F-vi

        (g) Trouble Ticket. Orbitz will create a Trouble Ticket in response to system abnormalities. Each Trouble Ticket shall contain:

      (i)
      Trouble Ticket reference number.
      (ii)
      A description of the problem or interruption or degradation of the Hosting and Support Services, (each a "Service Problem") sufficient to assign a severity level and initiate an investigation of the Service Problem.
      (iii)
      A description of any actions taken by AA to correct the reported Service Problem.
      (iv)
      The time and date of the call.
      (v)
      Source of Service Problem report
      (vi)
      An initial severity level designation assigned by Orbitz based upon agreed upon Severity Level Definitions

  (h)
  Resolution Categories. For each Trouble Ticket, Orbitz will assign a resolution category for its internal tracking purposes. Initial problem categories are as follows:

    CODE CHANGE: revised source code is required and a patch kit will be made available to AA.

    DUPLICATE: the problem is a duplicate of an existing one.

    DOCUMENTATION: the relevant Documentation is in error and no source code change is needed.

    USE: the problem was caused by incorrect usage.

    PERMANENT RESTRICTION: the problem can be traced to a problem in the Orbitz Software that cannot be corrected in this version.

    SUGGESTION: the Orbitz Software is operating to specification and the reported problem is an enhancement or a (non-compliant) suggested change.

    CONFIGURATION: the problem has been caused by use of the Orbitz Software on an unsupported or invalid configuration.

    THIRD PARTY ERROR: the Orbitz Software is operating to specification and the reported problem is due to an uplink error and/or 3rdparty outside of Orbitz's direct control.

Exhibit F-vii

        (h) Severity Level Classification. The severity level of each reported problem will be classified in accordance with the following definitions:

Severity Level	Description	Service Level

1	Critical Impact. The problem or defect in the Orbitz Software or ITA Software cannot be reasonably circumvented, rendering the Orbitz Software or ITA Software unusable	Notification within [***] minutes; commitment to identify and implement steps to fix within [***] hours for [***].

	ITA Software search utilization drops to [***]% for [***] or error results are returned for [***]% or more of the canned test queries originating from the front end over [***] in a production environment.	Notification within [***] minutes; and resolution within [***] hours, with updates every [***] minutes for [***].
New fare/schedule data is not loaded within [***] minutes after Orbitz's receipt of notification that a complete fare load is available for loading into the ITA Software.
Significant performance degradation as measured by a [***]% [***] in the mutually agreed baseline on the canned test queries from the front end.

2
	High Impact. As mutually agreed to by the parties for each reported problem: An error or defect in the Orbitz Software or ITA Software has caused incorrect results; and/or System Response Time greater than [***] times the agreed upon System Response Time Commitment; and/or a specific function has been interrupted, significantly restricting the use of the Orbitz Software, but not rendering the Orbitz Software or ITA Software unusable.	Notification within [***] hour; commitment to identify and implement steps to fix within [***] hours with hourly updates for [***].

	Orbitz will resolve pricing bugs as follows: (1) Orbitz will use commercially reasonable efforts to assist and facilitate any pricing bug which [***] (2) if AA reports other pricing bugs that are "material" (i.e., involve errors of more than $[***], or affect more than [***]% of Queries to the ITA Software), those will be addressed (with AA's approval) by [***]. AA will provide written documentation on any fare [***] as well as who has authority from AA to request [***]. AA's request [***] is not completed within [***] minutes of the time of request.	Notification within [***] hour; and resolution within [***] hours, with hourly updates for [***].

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Exhibit F-viii

Severity Level	Description	Service Level
Fare/schedule data load ready notification is not received from ITA within [***] minutes of scheduled delivery time

3	Moderate Impact. An error or defect in the Orbitz Software or ITA Software that has caused unexpected behavior or a minor error where use of the Orbitz Software or ITA Software is not interrupted, but unexpected results have occurred.	Notification within [***] business day; commitment to identify and implement steps to fix within [***] business days for [***].
	Hardware replacement and reinstallation to correct a previous problem which is not completed within [***] days of machine failure for the QD (query distributor) machines.	Notification within [***] hours; and resolution within [***] hours, with daily updates for [***]

Failure of power, cooling, or major system within co-location facility that does not affect availability of the ITA Software where the failure persists for [***] hours or more. These items will be for notification only.
The ITA Software running on the Test Servers is unavailable Non-production servers will be exempt from response time requirements.

4	Low Impact or Request for Enhancement. The parties agree that the problem encountered requires new functionality or an enhancement to be added to the existing Orbitz Software or ITA Software.	As mutually agreed.
Hardware replacement and reinstallation to correct a previous problem which is not completed within [***] of machine failure for the LFS(low fare search) machines.

*
The severity of problems can be upgraded or downgraded depending on the impact to AA as mutually agreed by Orbitz and AA.

(i)
Resolution by Orbitz.

(i)
Orbitz will use its commercially reasonable efforts to provide a Resolution to each problem, within the specified time periods below in not less than [***]% of all reported cases for Severity Levels 1 and 2, and within [***]% of all reported cases for Severity Level 3. The AA SPOC will use reasonable efforts to assist the Orbitz SPOC to resolve the

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Exhibit F-ix

    problem if problem determination is unclear and impacts the resolution time frames noted.

    (ii)
    Orbitz will use commercially reasonable efforts to meet the resolution times (depending on the Severity Level) set forth above with respect to acknowledging, formulating an action plan and resolving such problems by contacting the AA SPOC and/or ITA SPOC through e-mail, telephone, fax or other reliable means of communication. Orbitz will maintain a log of all incoming problems for tracking purposes. Orbitz will contact the AA SPOC as soon as Orbitz discovers that a problem cannot be resolved in the specified time period.

    (iii)
    In the event that Orbitz reasonably determines that the problem is not an error in or problem with the Orbitz Software, Orbitz will promptly notify the AA SPOC with a detailed explanation. In the event that Orbitz provides such notice, but the AA SPOC continues to request that Orbitz remedy the problem, Orbitz may charge AA for such requests.

    (iv)
    Orbitz will be primary contact for resolving problems associated with ITA Software subject to the exclusions of A.4(d). Orbitz will facilitate the resolution of ITA Software issues.

2.     Notification by Orbitz

        (a) The Notification schedules are detailed in section B1(f). Orbitz will notify AA or AA's designated agents after the commencement of the condition giving rise to the problem notification, and will provide continuing updates until resolution.

        (b) Orbitz will notify AA of (i) any known Orbitz Software, ITA Software or hosted system errors; (ii) communications failures from Orbitz to the SABRE host; (iii) availability of the SABRE Gateway, SABRE Host, and SABRE products called by the Orbitz Booking Engine, and (iv) communications failures from Orbitz to ITA.. The parties agree that Orbitz does not have responsibility for resolving the SABRE specific problems; however, Orbitz has the responsibility for communicating this information to AA as specified above. For each month that Orbitz fails to provide such notification as specified herein for Severity Level 1 and Severity Level 2 problems within Orbitz's control, AA may receive a credit of $[***] ("Notification Credit"), subject to the limitation set forth in Section C(2) of this Exhibit.

3.     Escalation

        (a) In the event that a Severity 1 or Severity 2 defect or problem is not resolved within the response time listed above, such defect or problem will be reported to the applicable Project Managers. If the Project Managers cannot agree on a resolution and defect remains unresolved for [***] hours, the defect will be reported to the Relationship Managers. If the defect remains unresolved for an additional [***] hours, the Relationship Managers will call an emergency meeting and AA may receive a credit of $[***] ("Service Resolution Credit"), subject to the limitation set forth in Section C(2) of this Exhibit.

4.     Reporting

        (a) Within 15 days after the end of each month, Orbitz agrees to provide a monthly SLA report (the "System Availability and Performance Report") showing:

    (i)
    actual service levels delivered compared to the monthly expected service levels;
    (ii)
    supporting data used in the computation of the service level results;
    (iii)
    notifications of any security breach;

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Exhibit F-x

    (iv)
    an explanation for each failure and its corresponding resolution; and
    (v)
    the calculation of System Availability Credits, System Response Time Credits, Service Resolution Credits and Notification Credits (whether or not such calculations result in a Credit due AA).

        (b) Orbitz agrees to "lock-down" performance data and to make no changes to the data once it has been reported to AA. At any time, upon reasonable notice, AA may request raw service level performance data for a time period within 90 days of such request, from Orbitz and such will be provided to AA.

        (c) Monthly Reports:

    (i)
    Capacity Analysis and Planning—. The Capacity Analysis Report includes business metrics and goals (AA to provide these business metrics and goals) and maps against current and project system utilization. Based on the results of the analysis, Orbitz will provide appropriate capacity planning recommendations

    1)
    In regards to capacity planning, AA acknowledges and understands that capacity will be added in increments of a cluster of 15 LFS(low fare search) boxes.

    2)
    In regards to capacity planning, AA acknowledges and understands that each new cluster of LFS(low fare search) boxes will be added to a specific data center in order to maintain a target distribution of 50% of the machines in each data center.

    3)
    In regards to capacity planning, AA acknowledges and understands that approximate lead time required by Orbitz to add a new LFS(low fare seach) cluster is 4 weeks after written notification and approval by AA.

    (ii)
    Patch Assessment. Orbitz will report on all OS upgrades prior to implementation, and on all OS patches (other than in connection with upgrades) in summary fashion following implementation.

    (iii)
    Security Assessments. Orbitz will include a security assessment of vulnerabilities in the SLA report every 6 months.

        5. Quality Checks—AA has the right to conduct quality performance reviews of all performance related records and raw performance data to establish validity of reported service level data. Orbitz shall provide all pertinent data necessary to verify the validity of the performance report(s). AA requires the SLA performance data collection and data access processes to be repeatable, reliable and accurate. AA agrees to make such requests for time periods 90 days or less from the date such request is made.

C. TERMINATION OPTION AND LIMITATION OF REMEDIES

1.     Termination Option

        In the event (a) of a Material Service Level Failure, or (b) that AA is entitled to receive System Response Time Credits for any [***] months during a Service Level Period, AA may terminate this Agreement for cause and without penalty upon thirty (30) days written notice. Such termination will be AA's sole and exclusive remedy for a Material Service Level Failure or Orbitz's failure to maintain System Response Time

2.     Limitation of Remedies

        In no event shall the total of System Availability Credits, System Response Time Credits, Service Resolution Credits and/or Notification Credits (individually and collectively, a "Credit") due AA during any month exceed the value of [***] percent ([***]%) of the sum of the Fixed License and Hosting Fee

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Exhibit F-xi

and ITA Hosting Fee for such month. Further, in no event shall the total of Credits due AA during any Service Level Period exceed the value of [***] percent ([***]%) of the sum of the Fixed License and Hosting Fee and the ITA Hosting Fee during that Service Level Period. Each such Credit owed AA will be calculated within 15 days after each month of the Service Level Period and applied to the next invoice or scheduled payment or, if there is no subsequent installment due, Orbitz will refund to AA the amount of such Hosting Credits that have not been applied to invoices.

3.     Earnback.

        Orbitz shall have the earnback opportunity with respect to Credits paid or owed to AA pursuant to this Exhibit, as follows:

        Within 30 days after each Service Level Period, Orbitz shall report on each performance obligation for which there was a Credit. If Orbitz achieved a yearly performance average that was greater than or equal to the agreed upon performance obligation, Orbitz shall be refunded (or relieved from paying, as the case may be) the amount of Credit formerly paid (or owed) for such performance obligation.

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Exhibit F-xii

Attachment 1 to Exhibit F1

Orbitz High Availability Booking Engine
Summary

To provide business continuity in event of a complete or partial data center disaster Orbitz will run the AA.com booking engine in two data centers simultaneously in an active-active configuration. Figure I provides a high level overview of the solution.

Capacity, Performance & Connectivity

Server Capacity—Server capacity will be provided in each site to accommodate the full projected transaction volumes. Component redundancy within each site will also be maintained to ensure uninterrupted service. These improvements can be accomplished within the cost structure of the original proposal due to the reduction in scale of the staging environment. Assets originally dedicated to a "production-scale" staging environment will be used to provide the incremental capacity necessary to accommodate running two sites.

ITA Server Capacity—The total searching capacity of the site will be distributed as evenly as possible between the redundant Orbitz data centers. This component of the site differs from the rest of the site in that searching capacity is not redundant. In the event that one data center is not online, searching capacity of the site will be reduced by 50%.

Sabre Connectivity -The additional Sabre connectivity required in the event of a disaster will be provided via cost effective stand-by TIs.

Front End to Booking Engine Connectivity -There will be incremental costs associated with connecting the AA.com front end application data center to two booking engine sites. These costs are borne by AA and estimated to be 1.5 times the cost to connect to a single booking engine site. Although twice as many circuits will be required between the Exodus data centers, the traffic sent over anyone circuit will be reduced to half the traffic for a single site scenario.

Operations
Site Operations -The data centers will continue to be operated from a single location at the Orbitz Network Operations Center (NOC) in Chicago. In the event of a catastrophic event at the NOC location, the service can be monitored and operated from either. of the data center locations.

Log File Consolidation -Log files between the two booking sites will be consolidated on an hourly basis for troubleshooting, reporting and accounting purposes.

Future Considerations

Orbitz currently has facilities in two data centers in the Chicagoland area. AA will be included in Orbitz's future plans to enhance both geographic diversity of the data centers and vendor diversity in providers. AA will be migrated along with Orbitz in any future plans if the costs remain the same for enhancing the geographic and vendor diversity.

QuickLinks

Amendment No. 2 to the Development, License and Hosting Agreement
Exhibit D1 Hosting and Support Fees
Exhibit F1 Service Level Agreement A. HOSTING SERVICES
B. SUPPORT SERVICES
C. TERMINATION OPTION AND LIMITATION OF REMEDIES
Attachment 1 to Exhibit F1